                                                        Exhibit 99.2


Unaudited Pro Forma Consolidated Financial Statements
-----------------------------------------------------

     On October 1, 2006, The Bank of New York Company, Inc. ("the Company") sold its retail and regional middle market banking businesses to JPMorgan Chase & Co. ("JPMorgan Chase") for the net asset value plus a premium of $2.3 billion. JPMorgan Chase sold its corporate trust business to the Company for the net asset value plus a premium of $2.15 billion. The difference between premiums results in a net cash payment of $150 million to the Company. There is also a contingent payment of up to $50 million to the Company tied to customer retention.

     The Company's retail bank consists of 338 branches in the tri-state region, serving approximately 700,000 consumer households and small businesses. The Company's regional middle market businesses provide financing, banking and treasury services for middle market clients, serving more than 2,000 clients in the tri-state region. Together, the units have approximately 4,000 employees located in New York, New Jersey, Connecticut and Delaware.

     The accompanying unaudited pro forma consolidated financial statements present financial information to give effect of the sale of the Company's retail and regional middle market banking businesses to JPMorgan Chase. The unaudited pro forma consolidated statements of income present the consolidated results of continuing operations of the Company, assuming the sale occurred as of January 1, 2005. The unaudited pro forma consolidated balance sheet as of June 30, 2006 presents the consolidated financial position of the Company, assuming the sale occurred on that date. The unaudited financial information is subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma consolidated financial statements.

     The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the sale of the Company's retail and regional middle market banking businesses. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma consolidated financial statements, including notes thereto, should be read in conjunction with the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2005 and the unaudited consolidated financial statements filed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

     The unaudited pro forma consolidated financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position. Specifically, the Company believes that the pro forma results of operations are of limited value in projecting future results because they do not include the net income associated with the October 1, 2006 acquisition of the JPMorgan Chase's corporate trust business.

                                     THE BANK OF NEW YORK COMPANY, INC.
                                 Pro Forma Consolidated Statements of Income
                                   (In millions, except per share amounts)
                                                (Unaudited)
                                        For the Six Months Ended June 30, 2006
                              -----------------------------------------------------------
                                               Discontinued
                                As Reported    Operations(1)    Adjustments(2)  Pro Forma
                                -----------    ---------------  --------------  ----------
Interest Income
---------------
Loans                             $   929       $   (269)        $    -        $  660
Margin loans                          162              -              -           162
Securities
 Taxable                              615            (70)            33           578
 Exempt from Federal Income Taxes      20             (2)             -            18
                                   -------      ---------        -------       -------
                                      635            (72)            33           596
Deposits in Banks                     206              -              -           206
Federal Funds Sold and Securities
 Purchased Under Resale Agreements     65            (35)             -            30
Trading Assets                        102              -              -           102
                                   -------      ---------        -------       -------
  Total Interest Income             2,099           (376)            33         1,756
                                   -------      ---------        -------       -------
Interest Expense
----------------
Deposits                              719            (73)             -           646
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreement                  54              -              -            54
Other Borrowed Funds                   42              -              -            42
Customer Payables                      82              -              -            82
Long-Term Debt                        202              -              -           202
                                   -------      ---------        -------       -------
  Total Interest Expense            1,099            (73)             -         1,026
                                   -------      ---------        -------       -------
Net Interest Income                 1,000           (303)            33           730
-------------------
Provision for Credit Losses             5             (6)             -            (1)
                                   -------      ---------        -------       -------
Net Interest Income After
  Provision for Credit Losses         995           (297)            33           731
                                   -------      ---------        -------       -------
Noninterest Income
------------------
Servicing Fees
 Securities                         1,740              -              -         1,740
 Global Payment Services              140            (15)             -           125
                                   -------      ---------        -------       -------
                                    1,880            (15)             -         1,865
Private Banking and
  Asset Management Fees               291            (23)             -           268
Service Charges and Fees              180            (75)             -           105
Foreign Exchange and Other
  Trading Activities                  247             (4)             -           243
Securities Gains                       40              -              -            40
Other                                 120            (14)             -           106
                                   -------      ---------        -------       -------
    Total Noninterest Income        2,758           (131)             -         2,627
                                   -------      ---------        -------       -------
Noninterest Expense
-------------------
Salaries and Employee Benefits      1,391           (131)             -         1,260
Net Occupancy                         174            (38)             -           136
Furniture and Equipment               103             (4)             -            99
Clearing                              103              -              -           103
Sub-custodian Expenses                 70              -              -            70
Software                              109             (1)             -           108
Communications                         50             (2)             -            48
Amortization of Intangibles            28              -              -            28
Other                                 398            (51)             -           347
                                   -------      ---------        -------       -------
    Total Noninterest Expense       2,426           (227)             -         2,199
                                   -------      ---------        -------       -------
Income Before Income Taxes          1,327           (201)            33         1,159
Income Taxes                          457            (82)            14           389
                                   -------      ---------        -------       -------
Net Income                         $   870      $   (119)        $   19        $  770
----------                         =======      =========        =======       =======
Per Common Share Data:
----------------------
   Basic Earnings                  $ 1.14         $(0.15)       $  0.03         $1.02
   Diluted Earnings                  1.13          (0.15)          0.03          1.01
   Cash Dividends Paid               0.42              -              -          0.42
Diluted Shares Outstanding            769              -              -           769


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
                                     THE BANK OF NEW YORK COMPANY, INC.
                                 Pro Forma Consolidated Statements of Income
                                   (In millions, except per share amounts)
                                                (Unaudited)

                                         For the Year Ended December 31, 2005
                              -----------------------------------------------------------
                                               Discontinued
                                As Reported     Operations (1)   Adjustments(2)   Pro Forma
                                -----------    ---------------   --------------   ---------

Interest Income
---------------
Loans                             $ 1,505       $   (460)        $    -            $ 1,045
Margin loans                          267              -              -                267
Securities
 Taxable                              976           (153)            58                881
 Exempt from Federal Income Taxes      40             (2)             -                 38
                                  --------      ---------        -------           --------
                                    1,016           (155)            58                919
Deposits in Banks                     274              -              -                274
Federal Funds Sold and Securities
 Purchased Under Resale Agreements    142            (72)             -                 70
Trading Assets                        152              -              -                152
                                  --------      ---------        -------           --------
  Total Interest Income             3,356           (687)            58              2,727
                                  --------      ---------        -------           --------
Interest Expense
----------------
Deposits                              957           (118)             -                839
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreement                  35              -              -                 35
Other Borrowed Funds                   58              -              -                 58
Customer Payables                     128              -              -                128
Long-Term Debt                        269              -              -                269
                                  --------      ---------        -------           --------
  Total Interest Expense            1,447           (118)             -              1,329
                                  --------      ---------        -------           --------
Net Interest Income                 1,909           (569)            58              1,398
-------------------
Provision for Credit Losses            15            (22)             -                 (7)
                                  --------      ---------        -------           --------
Net Interest Income After
  Provision for Credit Losses       1,894           (547)            58              1,405
                                  --------      ---------        -------           --------
Noninterest Income
------------------
Servicing Fees
 Securities                         3,148              -              -              3,148
 Global Payment Services              294            (34)             -                260
                                  --------      ---------        -------           --------
                                    3,442            (34)             -              3,408
Private Banking and
  Asset Management Fees               490            (42)             -                448
Service Charges and Fees              382           (154)             -                228
Foreign Exchange and Other
  Trading Activities                  391            (12)             -                379
Securities Gains                       68              -              -                 68
Other                                 183            (16)             -                167
                                  --------      ---------        -------           --------
    Total Noninterest Income        4,956           (258)             -              4,698
                                  --------      ---------        -------           --------
Noninterest Expense
-------------------
Salaries and Employee Benefits      2,549           (239)             -              2,310
Net Occupancy                         323            (73)             -                250
Furniture and Equipment               208             (9)             -                199
Clearing                              187              -              -                187
Sub-custodian Expenses                 96              -              -                 96
Software                              215             (1)             -                214
Communications                         95             (4)             -                 91
Amortization of Intangibles            40              -              -                 40
Other                                 770            (90)             -                680
                                  --------      ---------        -------           --------
    Total Noninterest Expense       4,483           (416)             -              4,067
                                  --------      ---------        -------           --------
Income Before Income Taxes          2,367           (389)            58              2,036
Income Taxes                          796           (161)            24                659
                                  --------      ---------        -------           --------
Net Income                         $1,571       $   (228)         $  34             $1,377
----------                        ========      =========        =======           ========
Per Common Share Data:
----------------------
   Basic Earnings                  $ 2.05         $(0.30)         $0.04              $1.79
   Diluted Earnings                  2.03          (0.29)          0.04               1.78
   Cash Dividends Paid               0.82              -              -               0.82
Diluted Shares Outstanding            773              -              -                773

                                   THE BANK OF NEW YORK COMPANY, INC.
                                  Pro Forma Consolidated Balance Sheet
                            (Dollars in millions, except per share amounts)
                                              (Unaudited)

                                                                      Discontinued
                                                       June 30, 2006  Operations(1) Adjustments(3)  Pro Forma
                                                      --------------  ------------  ------------    ---------
Assets
------
Cash and Due from Banks                               $        3,619    $    (609)    $    -        $ 3,010
Interest-Bearing Deposits in Banks                            11,978            -          -         11,978
Securities
  Held-to-Maturity (fair value of $2,108)                      2,269         (102)         -          2,167
  Available-for-Sale                                          25,190           (2)    (1,859)        23,329
                                                      --------------    ---------    -------       --------
    Total Securities                                          27,459         (104)    (1,859)        25,496
Trading Assets at Fair Value                                   6,065            -          -          6,065
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                      2,235            -     (1,694)           541
Loans (less allowance for loan losses of $337)                43,205       (7,892)         -         35,313
Premises and Equipment                                         1,075         (112)         -            963
Due from Customers on Acceptances                                233          (23)         -            210
Accrued Interest Receivable                                      426          (32)         -            394
Goodwill                                                       3,893            -       (109)         3,784
Intangible Assets                                                885            -          -            885
Other Assets                                                   7,808          (65)         -          7,743
                                                      --------------    ---------    -------       --------
     Total Assets                                     $      108,881    $  (8,837)   $(3,662)      $ 96,382
                                                      ==============    =========    =======       ========
Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)   $       21,162    $  (5,232)    $    -       $ 15,930
 Interest-Bearing
   Domestic Offices                                           18,404       (8,446)         -          9,958
   Foreign Offices                                            30,853            -          -         30,853
                                                      --------------    ---------    -------       --------
     Total Deposits                                           70,419      (13,678)         -         56,741
Federal Funds Purchased and Securities
  Sold Under Repurchase Agreements                             1,177            -          -          1,177
Trading Liabilities                                            2,938            -          -          2,938
Payables to Customers and Broker-Dealers                       6,638            -          -          6,638
Other Borrowed Funds                                           1,026            -          -          1,026
Acceptances Outstanding                                          236          (26)         -            210
Accrued Taxes and Other Expenses                               3,872           (8)        50          3,914
Accrued Interest Payable                                         203          (11)         -            192
Other Liabilities (including allowance for
  lending-related commitments of $143)                         4,109           (8)         -          4,101
Long-Term Debt                                                 8,207            -          -          8,207
                                                      --------------    ---------    -------       --------
     Total Liabilities                                        98,825      (13,731)        50         85,144
                                                      --------------    ---------    -------       --------
Shareholders' Equity
 Common Stock-par value $7.50 per share,
  authorized 2,400,000,000 shares, issued
  1,048,879,688 shares                                         7,867            -          -          7,867
 Additional Capital                                            1,965            -          -          1,965
 Retained Earnings                                             7,636            -      1,182          8,818
 Accumulated Other Comprehensive Income                         (231)           -          -           (231)
                                                      --------------     --------    -------        -------
                                                              17,237            -      1,182         18,419
Less: Treasury Stock (285,896,449 shares at cost)              7,174            -          -          7,174
       Loan to ESOP (203,507 shares at cost)                       7            -          -              7
                                                      --------------     --------    -------        -------
     Total Shareholders' Equity                               10,056            -      1,182         11,238
                                                      --------------     --------    -------        -------
     Total Liabilities and Shareholders' Equity       $      108,881     $(13,731)   $ 1,232        $96,382
                                                      ==============     ========    =======        =======
----------------------------------------------------------------------------------------------------------

Notes to the Unaudited Pro Forma Consolidated Financial Statements
------------------------------------------------------------------

The unaudited pro forma consolidated financial statements give effect to the sale of retail and regional middle market banking businesses. The unaudited pro forma consolidated statements of income are presented as if the sale occurred as of January 1, 2005. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma consolidated statements of income. The impact of the assumed investment of proceeds in securities available-for-sale is included in the unaudited pro forma consolidated statements of income for six months ended June 30, 2006, and the year ended December 31, 2005. The unaudited pro forma consolidated balance sheet is presented as if the sale occurred on June 30, 2006, and is based on the historical consolidated balance sheet as of that date. Nonrecurring items including the after-tax gain, disposal costs, and write-off of goodwill are reflected in the pro forma consolidated balance sheet.

No adjustment has been made to reflect the potential impact of a like-kind exchange related to the sale of the retail and regional middle market banking businesses and the simultaneous purchase of JPMorgan Chase's corporate trust business.

(1) The Discontinued Operations columns in the unaudited pro forma consolidated financial statements represent the historical financial results of the Company's retail and regional middle market banking businesses. These financial results include interest income from an assumed allocation of securities available-for-sale and federal funds sold and securities purchased under resale agreements since the liabilities of Company's retail and regional middle market banking businesses exceed their assets.

(2) The Pro Forma Adjustments columns in the unaudited pro forma consolidated income statements represent interest income from the assumed investment of the premium on the sale in securities available-for-sale.

(3) The Pro Forma Adjustments column in the unaudited pro forma consolidated balance sheet includes the following adjustments: (a) the anticipated $2.3 billion premium on the sale, net of income tax effects; (b) the accrual of $50 million of after-tax anticipated disposal costs. Disposal costs include employee-related expenses of approximately $20 million, contract termination cost of approximately $10 million, transaction costs of approximately $5 million, and other costs of approximately $15 million;(c) an assumed sale of assets since the assets and liabilities sold are not equal. The assumed sale adjustment has been reflected in securities available-for-sale and federal funds sold and securities purchased under resale agreements; and d) the write-off of $109 million of goodwill associated with the sold businesses.